                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 08, 1998

                    Capita Equipment Receivables Trust 1997-1

    A New York                   Commission File              I.R.S. Employer
    Corporation                   No. 333-34793               No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive, Parsippany, NJ 07054

                         Telephone Number (973) 606-3500

Items. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:  December 8, 1998         Payment Date: December 15, 1998
Collection Period:   November 30, 1998


       I.    Information Regarding the Contracts

           1.  Contract Pool Principal Balance
               a.    Beginning of Collection Period                      $ 775,700,165.98
               b.    End of Collection Period                            $ 743,880,152.40
               c.    Reduction for Collection Period                     $  31,820,013.57
           2.  Delinquent Scheduled Payments
               a.    Beginning of Collection Period                      $  11,635,322.83
               b.    End of Collection Period                            $  12,158,947.76
           3.  Liquidated Contracts
               a.    Number of Liquidated Contracts
                     with respect to Collection Period                                249
               b.    Required Payoff Amounts of Liquidated Contracts     $   3,212,362.21
               c.    Total Reserve for Liquidation Expenses              $              -
               d.    Total Liquidation Proceeds Received                 $     451,481.75
               e.    Liquidation Proceeds Allocated to Owner Trust       $     424,022.11
               f.    Liquidation Proceeds Allocated to Depositor         $      27,459.64
               g.    Current Realized Losses                             $   2,788,340.10
           4.  Prepaid Contacts
               a.    Number of Prepaid Contracts with respect
                     to Collection Period                                             361
               b.    Required Payoff Amounts of Prepaid Contracts        $   2,245,626.35
           5.  Purchased Contracts (by TCC)
               a.    Number of Contracts Purchased by TCC with
                     respect to Collection Period                                       0
               b.    Required Payoff Amounts of Purchased Contracts      $              -

6. Delinquency Status of Contracts (End of Collection Period)

                        ------------------------------------------------------------------------------------------------------------
                                                                                                         % of Aggregate
                                 Number of                % of           Aggregate Required              Required Payoff
                                 Contracts              Contracts           Payoff Amounts                  Amounts

                        ------------------------------------------------------------------------------------------------------------

  a.    Current                   60,035                 91.63%           $ 692,575,460.47               91.61%
  b.    31-60 days                 2,953                  4.51%           $  38,362,212.53                5.07%
  c.    61-90 days                 1,138                  1.74%           $  12,569,803.75                1.66%
  d.    91-120 days                  630                  0.96%           $   5,874,879.44                0.78%
  e.    120+ days                    765                  1.17%           $   6,656,743.97                0.88%
  f.    Total                     65,521                100.00%           $ 756,039,100.16              100.00%

7. Historical Delinquency Experience with Respect to Contracts


 -----------------------------------------------------------------------------------------------------------------------------------
                                 % of                        % of                       % of                         % of
                              Aggregate                   Aggregate                   Aggregate                   Aggregate
                           Required Payoff             Required Payoff             Required Payoff             Required Payoff
                               Amounts                     Amounts                     Amounts                    Amounts

  Collection
   Periods               31-60 Days Past Due         61-90 Days Past Due        91-120 Days Past Due        120+ Days Past Due
 -----------------------------------------------------------------------------------------------------------------------------------
  11/30/98                       5.07%                     1.66%                        0.78%                      0.88%
  10/31/98                       3.93%                     1.32%                        0.66%                      0.98%
  09/30/98                       3.98%                     1.18%                        0.62%                      0.94%
  08/31/98                       3.34%                     1.23%                        0.53%                      0.60%
  07/31/98                       3.28%                     1.12%                        0.52%                      0.85%
  06/30/98                       2.76%                     1.14%                        0.58%                      0.81%
  05/31/98                       3.63%                     1.12%                        0.61%                      0.75%
  04/30/98                       3.46%                     1.03%                        0.63%                      0.69%
  03/31/98                       3.30%                     1.26%                        0.51%                      0.63%
  02/28/98                       6.09%                     1.42%                        0.59%                      0.52%
  01/31/98                       3.34%                     0.96%                        0.41%                      0.26%
  12/31//97                      3.17%                     0.86%                        0.36%                      0.01%
  11/30/97                       2.89%                     0.49%                        0.00%                      0.00%




8. Historical Loss Experience With Respect to Contracts

                                           -----------------------------------------------------------------------------------------
                                               Collection           3 Collection      6 Collection Periods        Cumulative Since
                                                 Period            Periods Ending            Ending                 Cut-off Date
                                               November-98           November-98           November-98

                                           -----------------------------------------------------------------------------------------
a.    Number of Liquidated Contracts                 249                   814                  1,582                     2,552
b.    Number of Liquidated
      Contracts as a Percentage
      of Initial Contracts                         0.329%                1.076%                 2.091%                    3.373%

c.    Required Payoff Amounts of
      Liquidated Contracts                   3,212,362.21         7,937,870.96          15,836,065.07             25,823,123.56
d.    Liquidation Proceeds Allocated
      to Owner Trust                           424,022.11         1,291,944.91           2,399,613.39              3,193,081.89
e.    Aggregate Current Realized
      Losses                                 2,788,340.10         6,645,926.05          13,436,451.68             22,630,041.67
f.    Aggregate Current Realized
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance                             0.243%               0.579%                 1.172%                    1.973%


II. Information Regarding the Securities

     1. Summary of Balance Information

 -----------------------------------------------------------------------------------------------------------------------------------
                                           Principal Balance as of  Class Factor as of  Principal Balance as of  Class Factor as of
     Class                          Coupon   December 15, 1998       December 15, 1998     November 16, 1998       November 16, 1998
                                     Rate       Payment Date           Payment Date          Payment Date           Payment Date
 -----------------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes                   5.790000%          $0.00               0.00000                 $0.00                0.00000
b. Class A-2 Notes                   6.030000%     $172,924,769.62          0.68621             $201,072,658.39          0.79791
c. Class A-3 Notes                   6.120000%     $153,000,000.00          1.00000             $153,000,000.00          1.00000
d. Class A-4 Notes                   6.190000%     $261,210,000.00          1.00000             $261,210,000.00          1.00000
e. Class A-5 Notes                   5.402810%     $ 65,674,330.53          0.62547             $ 68,822,830.42          0.65546
f. Class B Notes                     6.450000%     $ 68,820,000.00          1.00000             $ 68,820,000.00          1.00000
g. Class C Notes (Quarterly Paying)  6.480000%     $ 34,410,000.00          1.00000             $ 34,410,000.00          1.00000
h. Total                                N.A.       $756,039,100.15          0.65918             $787,335,488.81          0.68647


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $756,039,100.15 and the CCA Balance is $73,620,608.79.


2. Monthly Principal Amount

  a.   Principal Balance of Notes                              $ 787,335,488.81
       (End of Prior Collection Period)

  b.   Contract Pool Principal Balance                         $  743,880,152.40
       (End of Collection Period)

  c.   Monthly Principal Amount                                $   43,455,336.40

3. Gross Collections

  a.    Scheduled Payments Received                            $   31,644,650.02
  b.    Liquidation Proceeds Allocated to Owner Trust          $      424,022.11
  c.    Required Payoff Amounts of Prepaid Contracts           $    2,245,626.35
  d.    Required Payoff Amounts of Purchased Contracts         $               -
  e.    Proceeds of Clean-up Call                              $               -
  f.    Investment Earnings on Collection, Note
        Distribution and Class C Funding Accounts              $      102,714.30
  g.    Extension Fees Allocated to Owner Trust                $        1,605.92
  h.    Total Gross Collections (sum of (a) through (g))       $   34,418,618.70

4. Determination of Available Funds

a.    Total Gross Collections                                  $   34,418,618.70
b.    Withdrawal from Cash Collateral Account                  $    1,738,063.05
c.    Total Available Funds                                    $   36,156,681.75

5.  Class A-5 Swap
  a.    Payment Details

        1- Class A-5 Assumed Fixed Rate                                6.250000%
        2- Class A-5 Assumed Fixed Rate Day Count(30/360)              0.0833333
        3- Class A-5 Interest Rate (Libor + .125%)                     5.402810%
        4- Class A-5 Interest Rate Day Count(Actual/360)               0.0805556
        5- Class A-5 Principal Amount                           $  68,822,830.42
  b.    Net Payment Calculation

        1- Class A-5 Assumed Fixed Payment                      $     358,452.24
        2- Class A-5  Interest Payment                          $     299,535.10
        3- Net Class A-5 Swap Payment From/(To) the Trust       $      58,917.14

6. Application of Available Funds

 -----------------------------------------------------------------------------------------------------------------------------------
               Item                                     Amount         Remaining Available Funds
 -----------------------------------------------------------------------------------------------------------------------------------
 a.    Total Available Funds                                                    $ 36,156,681.75
 b.    Servicing Fee                               $   808,021.00               $ 35,348,660.75
 c.    Interest on Notes:
       i)       Class A-1 Notes                    $            -               $ 35,348,660.75
       ii)      Class A-2 Notes                    $ 1,010,390.11               $ 34,338,270.64
       iii)     Class A-3 Notes                    $   780,300.00               $ 33,557,970.64
       iv)      Class A-4 Notes                    $ 1,347,408.25               $ 32,210,562.39
       v)       Class A-5 Swap Net Settlement      $    58,917.14               $ 32,151,645.25
       vi)      Class A-5 Notes                    $   299,535.10               $ 31,852,110.15
       vii)     Class B Notes                      $   369,907.50               $ 31,482,202.65
       vii)     Class C Funding Account            $   185,814.00               $ 31,296,388.65
 d.    Principal on Notes:
       i)       Class A-1 Notes                    $            -               $ 31,296,388.65
       ii)      Class A-2 Notes                    $28,147,888.77               $  3,148,499.88
       iii)     Class A-3 Notes                    $            -               $  3,148,499.88
       iv)      Class A-4 Notes                    $            -               $  3,148,499.88
       v)       Class A-5 Notes                    $ 3,148,499.88               $        (0.00)
       vi)      Class B Notes                      $            -               $        (0.00)
       vii)     Class C Funding Account            $            -               $        (0.00)
 e.    Deposit to Cash
       Collateral Account                          $            -               $        (0.00)
 f.    Amount to be applied in
       accordance with CCA
       Loan Agreement                              $            -               $        (0.00)
 g.    Balance, if any, to Equity Certificates     $        (0.00)              $             -


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

 Collection Period                              November-98
 Beginning Balance                                     0.00
 Principal Deposited                                   0.00
 Interest Deposited                              185,814.00
 Total Amount Available for Distribution         185,814.00
 Amount Distributed                                    0.00
 Ending Balance                                  185,814.00


8. Quarterly Application of Available funds in the Class C Funding Account

  ---------------------------------------------------------------------------------------------------------------
        Item                                           Amount             Remaining Available Funds
  ---------------------------------------------------------------------------------------------------------------
  a.    Total Available Funds                                                    185,814.00
  b.    Interest to Class C Note Holders                0.00                     185,814.00
  c.    Principal to Class C Note Holders               0.00                     185,814.00


III. Information Regarding the Cash Collateral Account

     1.  Balance Reconciliation

 -----------------------------------------------------------------------------------------------------------------
                                                                               December 15, 1998
                                    Item                                         Payment Date

 -----------------------------------------------------------------------------------------------------------------
 a.    Available Cash Collateral Amount (Beginning)                             $ 75,358,671.84
 b.    Deposits to Cash Collateral Account (II.5(f))                            $             -
 c.    Withdrawals from Cash Collateral Account                                 $  1,738,063.05
 d.    Releases of Cash Collateral Account Surplus                              $             -
       (Excess, if any of (a) plus (b) minus (c) over (f))

 e.    Available Cash Collateral Amount (End)                                   $ 73,620,608.79
       (Sum of (a) plus (b) minus (c) minus (d))
 f.    Requisite Cash Collateral Amount                                         $ 83,153,171.00
 g.    Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))      $  9,532,562.21


     2.  Calculation of Requisite Cash Collateral Amount

 a.    For Payment Dates from, and including, the
       December  1997 Payment Date  to,
       and including, the December 1998 Payment Date
       1) Initial Cash Collateral Amount                                        $ 83,153,171.00
 b.    For Payment Dates from, and including, the
       November 1998 Payment Date until
       the Final Payment Date, the sum of
       1) 8.5% of the Contract Pool Principal Balance                           $             -
       2) The Aggregate Principal Balance of the Notes                          $             -
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance
       3) Total ((1) plus (2))                                                  $             -

 c.    Floor equal to the lesser of
       1) 2% of Cut-Off Date Contract Pool Principal                            $ 22,938,806.00
          Balance ($22,938,806); and
       2) the Aggregate Principal Balance of the Notes                          $756,039,100.15

 d.    Requisite Cash Collateral Amount                                         $ 83,153,171.00




3. Calculation of Cash Collateral Account Withdrawals

 a.    Interest Shortfalls                                                                 0.00
 b.    Principal Deficiency Amount                                                 1,738,063.05
 c.    Principal Payable at Stated Maturity Date of                                        0.00
       Class of Notes or Equity Certificates
 d.    Total Cash Collateral Account Withdrawals                                   1,738,063.05

IV. Information Regarding Distributions on Securities

 -----------------------------------------------------------------------------------------------------------------
       Distribution             Class A-1           Class A-2             Class A-3          Class A-4
         Amounts                   Notes              Notes                 Notes              Notes

 -----------------------------------------------------------------------------------------------------------------
 1. Interest Due                  $ -                $ 1,010,390.11       $ 780,300.00       $ 1,347,408.25
 2. Interest Paid                 $ -                $ 1,010,390.11       $ 780,300.00       $ 1,347,408.25
 3. Interest Shortfall
    ((1) minus (2))               $ -                $            -       $          -       $            -

 4. Principal Due                 $ -               $ 28,147,888.77       $          -       $            -
 5. Principal Paid                $ -               $ 28,147,888.77       $          -       $            -
 6. Total Distribution Amount
    ((2) plus (4))                $ -               $ 29,158,278.88       $ 780,300.00       $ 1,347,408.25

 ---------------------------------------------------------------------------------------------------------------------
         Distribution          Class A-5              Class B               Class C
           Amounts               Notes                 Notes                 Notes              Totals
 ---------------------------------------------------------------------------------------------------------------------
 1. Interest Due                 $   299,535.10        $ 369,907.50           $ -               $  3,807,540.96
 2. Interest Paid                $   299,535.10        $ 369,907.50           $ -               $  3,807,540.96
 3. Interest Shortfall
    ((1) minus (2))              $            -        $          -           $ -               $             -

 4. Principal Due                $ 3,148,499.88        $          -           $ -               $ 31,296,388.65
 5. Principal Paid               $ 3,148,499.88        $          -           $ -               $ 31,296,388.65
 6. Total Distribution Amount
    ((2) plus (4))               $ 3,448,034.99        $ 369,907.50           $ -               $ 35,103,929.62

V. Information Regarding Other Pool Characteristics

---------------------------------------------------------------------------------------------------------------------
                                                   As of End of              As of End of
                    Item                           November-98                October-98
                                                Collection Period          Collection Period

---------------------------------------------------------------------------------------------------------------------
 1.  Original Contract Characteristics

     a.    Original Number of Contracts                   75,651                 N.A.
     b.    Cut-Off Date Contract Pool             $1,146,940,285                 N.A.
           Principal Balance
     c.    Original Weighted Average                        46.6                 N.A.
            Remaining Term (in months)
     d.    Weighted Average Original Term                   53.7                 N.A.
           (in months)

 2.  Current Contract Characteristics

     a.    Number of Contracts                            65,521               66,518
     b.    Average Contract Principal Balance            $11,353              $11,662
     c.    Weighted Average Remaining Term                  36.6                 37.4


VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

--------------------------------------------------------------------------------
                                                        Since Issue

      Period                                                CPR

--------------------------------------------------------------------------------

        0                           December-97             -0.436%
        1                            January-98              5.709%
        2                           February-98              6.693%
        3                              March-98              6.904%
        4                              April-98              7.280%
        5                                May-98              7.462%
        6                               June-98              6.903%
        7                               July-98              7.298%
        8                             August-98              7.115%
        9                          September-98              7.118%
       10                            October-98              6.694%
       11                           November-98              6.643%
       12                           December-98              7.065%
--------------------------------------------------------------------------------



VII. Purchased, Liquidated and Paid Contracts

A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust
  Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on December 15, 1998


 This Certificate shall; constitute the Servicer's Certificate as required by
  Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.



                                      AT&T Capital Corporation

                                      Glenn A. Votek
                                      --------------
                                      Glenn A. Votek
                                      Executive Vice President and Treasurer